Amendment to Exhibit "A"
Payment Schedule

$2,000.00	July 15, 2013
$2,000.00	Due on the 1st of each month from August 1, 2013 to December 1, 2013. Total amount of payments received for this period equal $10,000.00.
$5,460.90	Due on the 1st of each month from January 1, 2014 to October 1, 2014. Total amount of Payments received for this period equal $54,609.00.

Purchaser:

By: ______________________
Name: Brad Nelms
Title: ______________________
Company: ______________________
Date: 7/11/13

Seller:

By: ______________________
Name: ______________________
Title: ______________________
Company: ______________________
Date: ______________________

Escrow Agent:

Escrow.com,
a Delaware corporation

By: ______________________
Name: Andee Hill
Title: Director, Business Development
Date: ______________________

Broker:

By: ______________________
Name: ______________________
Title: ______________________
Company: ______________________
Date: ______________________

Amendment to Exhibit "A"
Payment Schedule

$2,000.00	July 15, 2013
$2,000.00	Due on the 1st of each month from August 1, 2013 to December 1, 2013. Total amount of payments received for this period equal $10,000.00.
$5,460.90	Due on the 1st of each month from January 1, 2014 to October 1, 2014. Total amount of Payments received for this period equal $54,609.00.

Purchaser:

By: ______________________
Name: ______________________
Title: ______________________
Company: ______________________
Date: ______________________

Seller:

By: [signature]
Name: STEPHEN BASSETT
Title: N/A
Company: N/A
Date: JULY 12, 2013

Escrow Agent:

Escrow.com,
a Delaware corporation

By: ______________________
Name: Andee Hill
Title: Director, Business Development
Date: ______________________

Broker:

By: ______________________
Name: ______________________
Title: ______________________
Company: ______________________
Date: ______________________

Amendment to Exhibit "A"
Payment Schedule

$2,000.00	July 15, 2013
$2,000.00	Due on the 1st of each month from August 1, 2013 to December 1, 2013. Total amount of payments received for this period equal $10,000.00.
$5,460.90	Due on the 1st of each month from January 1, 2014 to October 1, 2014. Total amount of Payments received for this period equal $54,609.00.

Purchaser:

By: ______________________
Name: ______________________
Title: ______________________
Company: ______________________
Date: ______________________

Seller:

By: ______________________
Name: ______________________
Title: ______________________
Company: ______________________
Date: ______________________

Escrow Agent:

Escrow.com,
a Delaware corporation

By: ______________________
Name: Andee Hill
Title: Director, Business Development
Date: ______________________

Broker:

By: [signature]
Name: ALAN DUNN
Title: SVP
Company: DOMAIN HOLDINGS
Date: 7/10/2013

Amendment to Exhibit "A"
Payment Schedule

$2,000.00	July 15, 2013
$2,000.00	Due on the 1st of each month from August 1, 2013 to December 1, 2013. Total amount of payments received for this period equal $10,000.00.
$5,460.90	Due on the 1st of each month from January 1, 2014 to October 1, 2014. Total amount of Payments received for this period equal $54,609.00.

Purchaser:

By: ____________________
Name: ____________________
Title: ____________________
Company: ____________________
Date: ____________________

Seller:

By: ____________________
Name: ____________________
Title: ____________________
Company: ____________________
Date: ____________________

Escrow Agent:

Escrow.com,
a Delaware corporation

By: A Hill
Name: Andee Hill
Title: Director, Business Development
Date: July 12, 2013

Broker:

By: ____________________
Name: ____________________
Title: ____________________
Company: ____________________
Date: ____________________